UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): September 12, 2005


                                SENTO CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Utah                         000-06425              87-0284979
-------------------------------          ------------        -------------------
(State or other jurisdiction of          (Commission          (I.R.S. Employer
 incorporation or organization)          File Number)        Identification No.)

              420 East South Temple, Suite 400
                    Salt Lake City, Utah                           84111
          ----------------------------------------              ----------
          (Address of principal executive offices)              (Zip Code)

                                 (801) 431-9202
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                EXPLANATORY NOTE

         The information in this report, including the exhibit, is being furnished pursuant to Item 7.01 of Form 8-K and General Instruction B.2 thereunder. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended.


                       ITEM 7.01--REGULATION FD DISCLOSURE

         On September 12, 2005, Sento Corporation issued a press release, a copy of which is attached as Exhibit 99.01.


                  ITEM 9.01--FINANCIAL STATEMENTS AND EXHIBITS

         The following is filed as an exhibit to this report:

   Exhibit
    Number              Title of Document                           Location
-------------- ---------------------------------------------------- ------------

     99        Miscellaneous
-------------- ----------------------------------------------------
    99.01      Public release dated September 12, 2005              Attached

                              --------------------


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     SENTO CORPORATION


Date: September 12, 2005                             By /s/ Anthony Sansone
                                                        ------------------------
                                                        Anthony Sansone,
                                                        Chief Financial Officer

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